Schedule of Investments
August 31, 2020 (Unaudited)
YCG Enhanced Fund

	Shares	Value
COMMON STOCKS - 91.50%
Automobiles - 0.56%
Ferrari NV (a)	11,325	$2,205,544
Banks - 6.41%
Bank of America Corp.	557,981	14,362,431
JPMorgan Chase & Co.	106,747	10,694,982
		25,057,413
Beverages - 1.86%
PepsiCo., Inc.	52,022	7,286,201
Capital Markets - 13.18%
Moody's Corp. (b)	69,508	20,479,837
MSCI, Inc.	57,630	21,511,550
TD Ameritrade Holding Corp.	97,240	3,732,071
The Charles Schwab Corp.	163,750	5,818,038
		51,541,496
Commercial Services & Supplies - 3.19%
Copart, Inc. (b)(c)	120,695	12,470,207
Household Products - 3.64%
Colgate-Palmolive Co.	90,309	7,157,891
The Procter & Gamble Co. (d)	51,352	7,103,522
		14,261,413
Insurance - 10.05%
Aon PLC - Class A (a)(d)	68,763	13,751,913
Marsh & McLennan Cos, Inc.	118,876	13,660,041
The Progressive Corp.	125,257	11,904,425
		39,316,379
Interactive Media & Services - 7.22%
Alphabet, Inc. - Class C (c)	8,435	13,784,308
Facebook, Inc. - Class A (c)	49,271	14,446,257
		28,230,565
Internet & Direct Marketing Retail - 3.41%
Booking Holdings, Inc. (c)	6,979	13,333,031
IT Services - 7.25%
Amadeus IT Group SA - ADR (a)	67,891	3,842,631
MasterCard, Inc. - Class A	61,780	22,128,978
Visa, Inc. - Class A (b)	11,325	2,400,787
		28,372,396
Personal Products - 8.98%
L'Oreal SA (a)	40,619	13,422,040
The Estee Lauder Companies, Inc. - Class A (b)	60,006	13,304,530
Unilever NV - ADR (a)	144,712	8,393,296
		35,119,866
Professional Services - 3.61%
Verisk Analytics, Inc. (b)	75,668	14,124,946
Real Estate Management & Development - 4.25%
CBRE Group, Inc. - Class A (c)	353,146	16,608,456
Software - 5.74%
Adobe, Inc. (b)(c)	12,828	6,585,767
Intuit, Inc. (b)	17,911	6,186,280
Microsoft Corp. (b)	42,884	9,671,629
		22,443,676
Textiles, Apparel & Luxury Goods - 12.15%
Adidas AG (c)(a)	25,355	7,703,505
Cie Financiere Richemont SA (a)	123,132	8,140,238
Hermes International (a)	10,316	8,856,214
LVMH Moet Hennessy Louis Vuitton SE (a)	18,534	8,687,743
NIKE, Inc. - Class B (b)	126,259	14,127,120
		47,514,820
TOTAL COMMON STOCKS (Cost $226,383,157)		357,886,409
	Principal
	Amount
SHORT-TERM INVESTMENTS - 6.08%
U.S. Treasury Bills - 6.08%
0.000%, 10/22/2020 (c)	1,295,000	1,294,766
0.000%, 10/29/2020 (c)	110,000	109,989
0.000%, 11/05/2020 (c)	192,000	191,968
0.000%, 11/12/2020 (c)	1,481,000	1,480,719
0.000%, 11/19/2020 (c)	5,978,000	5,976,721
0.000%, 11/27/2020 (c)	681,000	680,833
0.000%, 12/03/2020 (c)	3,136,000	3,135,109
0.000%, 12/17/2020 (c)	21,000	20,994
0.000%, 12/24/2020 (c)	1,188,000	1,187,586
0.000%, 12/31/2020 (c)	2,984,000	2,982,897
0.000%, 01/21/2021 (c)	130,000	129,946
0.000%, 02/04/2021 (c)	1,985,000	1,984,075
0.000%, 02/11/2021 (c)	2,349,000	2,347,883
TOTAL SHORT-TERM INVESTMENTS (Cost $23,784,841)		23,783,312

Total Investments (Cost $250,167,998) - 97.58%		381,669,721
Other Assets in Excess of Liabilities - 2.42%		9,469,072
TOTAL NET ASSETS - 100.00%		$391,138,793

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Foreign issued security.
(b)	Security held in connection with options written.
(c)	Non-Income Producing
(d)	A portion of this security is pledged as collateral on options written. As of August 31, 2020, the value of collateral is $9,580,011.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Schedule of Options Written
August 31, 2020 (Unaudited)
YCG Enhanced Fund
	Contracts	Notional Amount	Value
PUT OPTIONS (a)
Adobe, Inc.
Expiration: October 2020; Exercise Price: $430.00	70	$3,010,000	$67,900
Expiration: October 2020; Exercise Price: $475.00	57	2,707,500	120,555
Copart, Inc.
Expiration: November 2020; Exercise Price: $100.00	340	3,400,000	176,800
The Estee Lauder Cos Inc. - Class A
Expiration: October 2020; Exercise Price: $200.00	70	1,400,000	22,050
Intuit, Inc.
Expiration: October 2020; Exercise Price: $290.00	230	6,670,000	43,125
Microsoft Corp.
Expiration: September 2020; Exercise Price: $185.00	90	1,665,000	3,240
Expiration: September 2020; Exercise Price: $190.00	156	2,964,000	7,176
Expiration: September 2020; Exercise Price: $215.00	74	1,591,000	23,680
Moody's Corp.
Expiration: November 2020; Exercise Price: $290.00	124	3,596,000	200,880
NIKE, Inc. - Class B
Expiration: October 2020; Exercise Price: $97.50	198	1,930,500	26,532
Verisk Analytics, Inc.
Expiration: September 2020; Exercise Price: $170.00	115	1,955,000	16,100
Visa, Inc.
Expiration: October 2020; Exercise Price: $205.00	184	3,772,000	100,648
Total Options Written (Premiums received $2,271,208)			$808,686

(a) Exchange Traded

Valuation Measurements
Securities which are traded on a national stock exchange are valued at the last sale prices on the securities exchange on which such securities are primarily traded.  Securities that are traded on The Nasdaq OMX Group, Inc., referred to as Nasdaq, are valued at the Nasdaq official Closing Price.  Exchange-traded securities for which there were no transactions are valued a the current bid prices.  Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices.  Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value.  Debt securities (other than short-term Instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price.  Options written or purchased by the Fund are valued at the last sales price.  If there are no trades for an option on a given day, options are valued at the mean between the current bid and asked prices.  Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.  In addition, these standards require expanded disclosure for each major category of assets.  These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund's net assets as of August 31, 2020:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$357,886,409	$-	$-	$357,886,409
Short-Term Investments	-	23,783,312	-	23,783,312
Total Investments in Securities	$357,886,409	$23,783,312	$-	$381,669,721
Liabilities
Other Financial Instruments**
Options Written	$542,631	$266,055	$-	$808,686

* Please refer to the schedule of investments to view securities by industry type.
** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as options written, which are reflected at value.

The Fund did not invest in any Level 3 investments during the period.

Derivative Instruments and Hedging Activities

The Fund may write covered call options and put options on a substantial portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions.  The Fund will not use this strategy as a means of generating implicit leverage.  In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to purchase the assigned shares.  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral. As of August 31, 2020, the Fund held securities with a value of $9,580,011 and cash of $9,219,506 as collateral for options written.  During the period, the Fund used written covered call and put options in a manner consistent with the strategy described above.

Statement of Assets and Liabilities -- Values of Derivative Instruments as of August 31, 2020:

	Liability Derivatives
Derivatives not accounted for as hedging instruments	Location	Value
Equity Contracts - Options	Options Written, at value	$808,686

The average monthly market value of options written during the period ended August 31, 2020 was $2,709,172.

Derivative Risks
The risks of using the various types of derivatives in which the Fund may engage include: the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser; the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund; the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experienced by the Fund.